SUPPLEMENT DATED SEPTEMBER 23, 2011

FIRST INVESTORS BLUE CHIP FUND SUMMARY PROSPECTUS
DATED JANUARY 31, 2011, SUPPLEMENTED AS OF MAY 23, 2011

    On September 15, 2011, the Board of Trustees (“Board”) of First Investors Equity Funds approved the reorganization of First Investors Blue Chip Fund (“Blue Chip Fund”) into First Investors Growth & Income Fund (“Growth & Income Fund”).  It is anticipated that on or about December 9, 2011, or as soon thereafter as practicable (“Reorganization Date”), the Class A and Class B shares of Blue Chip Fund held by each shareholder of Blue Chip Fund will be exchanged for Class A and Class B shares, respectively, of Growth & Income Fund with the same aggregate value as the shareholder had in Blue Chip Fund immediately before the reorganization.  Shareholders of Blue Chip Fund will become shareholders of Growth & Income Fund and Blue Chip Fund will then be terminated.  The exchange of shares of Blue Chip Fund for shares of Growth & Income Fund is intended to be a tax-free transaction for federal income tax purposes and, as such, it is not considered a taxable event.  A shareholder vote is not required to reorganize Blue Chip Fund into Growth & Income Fund.

    Between October 3, 2011 and the Reorganization Date, Blue Chip Fund will be closed to purchase orders by new shareholders, but existing shareholders may continue to invest in the Fund.  Each Blue Chip Fund shareholder of record as of September 22, 2011 will be mailed a Prospectus and Information Statement, which will describe the conditions and effects of Blue Chip Fund’s reorganization into Growth & Income Fund.

BCP0911